IMPAIRMENT OF RIGHT OF USE ASSETS	12 Months Ended
Dec. 31, 2021
Leases [Abstract]
IMPAIRMENT OF RIGHT OF USE ASSETS	IMPAIRMENT OF RIGHT OF USE ASSETSNo impairment losses were recorded in 2021. In 2020, we recorded an impairment loss of $94.2 million related to our leased vessels. Based on impairment tests performed as of March 31, 2020 on an asset by asset basis, estimated undiscounted cash flows expected to be earned by each of our leased vessels over the remaining lease term were below carrying value of the vessels, and we have adjusted the carrying value of the leased vessels to the fair value of the leased vessels. The impairment consisted of $70.0 million related to seven vessels on financial lease from SFL and $24.2 million related to four vessels on operating leases. OPERATING LEASES
As of December 31, 2021, we leased in one vessel (2020: one vessel) from SFL and three vessels (2020: three vessels) from third parties, all of which are classified as operating leases. Additionally, as of December 31, 2021 and 2020, respectively, we had two operating leases for our offices in Oslo and Singapore. All of these leases had an initial duration above 12 months.

In total we have leased in eight vessels from SFL, of which one of these vessels was classified as operating lease and remaining seven were classified as finance lease as of December 31, 2021. Up to December 2019 all eight vessels chartered in from SFL were classified as operating leases. In December 2019, seven of the eight charters were amended which resulted in a lease modification whereby these seven leases were remeasured and re-classified to finance leases as of December 31, 2019. With reference to Note 28, "Related Party Transactions", these contracts were a result of a sale and leaseback transaction with SFL for eight Capesize vessels agreed in 2015. These vessels were sold en-bloc for an aggregate price of $272.0 million. The vessels were delivered to SFL in the third quarter of 2015 and were time chartered-in by one of our subsidiaries for a period of ten years. The daily time charter rate for SFL operating lease is $17,600, of which $7,000 is for operating expenses (including drydocking costs) up until the second quarter of 2022 when the daily time charter rate will be reduced to $14,900 until the expiration of the contracts. In addition, 33% of our aggregate profit from revenues above the daily time charter rate for all eight vessels are calculated and paid on a quarterly basis to SFL. The daily hire payments will be adjusted if the actual three-month LIBOR should deviate from a base LIBOR of 0.4% per annum. For each 0.1% point increase/decrease in the interest rate level, the daily charter hire will increase or decrease by $50 per day in the first seven years and $25 per day in the remaining three years. This resulted in an average daily rate of $17,489 for SFL operating lease in 2021 and there was $9.8 million in total profit share for all eight SFL vessels in 2021 recorded as charter hire expense ($37.9 thousand and $0.8 million in 2020 and 2019, respectively). Contingent or variable lease expense for the eight SFL leases was recorded in 2021 as interest expense of $2.0 million. In 2020 and 2019 we recorded the variable lease expense of $0.7 million and $1.2 million, respectively. The profit share mechanism has not been adjusted with the increased rate. We have a purchase option of $112 million en-bloc after 10 years since inception of the leases in 2015. If such option is not exercised, SFL has the option to extend the charters by three years at a daily time charter rate of $14,900 per day. The lease term for these vessels has been determined to be 13 years.

For the Ultramax vessel, Golden Hawk, the daily rate is $13,200 until the expiration of the fixed term of the contract in the first quarter of 2022. Based on an agreement, if the 6-T/C Baltic Exchange Supramax Index exceeds the daily rate of $13,200, any such excess will be paid to the lessor but limited to the agreed compensation of $1.75 million. In 2021, the 6-T/C Baltic Exchange Supramax Index exceeded the daily rate of $13,200 and as of December 31, 2021, index linked compensation of $1.75 million has been paid in full. Further, in 2021, we extended Golden Hawk lease for approximately one year by using extension option in the contract. The daily rate during extension period is $13,700.

In 2019, we took delivery of the Admiral Schmidt and the Vitus Bering. Both vessels are 2019-built 104,550 dwt ice-class vessels, chartered in on time charter for a firm period of three years, with four annual options exercisable by us to extend the lease. The contracts have been determined to be operating leases with a lease term of three years, respectively. The gross hire is determined based on a weighted average of the Baltic Panamax Index (BPI 4TC) and the Baltic Capesize Index (BCI 5TC) with a floor of $9,000 per day. Based on the contracts, for certain trades, a profit sharing scheme between charterers and the owners comes into force. In 2021, we incurred $0.2 million expense due to profit sharing schemes for these vessels.
We have allocated the consideration due under the leases above between the lease and non-lease components based upon the estimated stand-alone price of the services provided by the owner of the vessels. For leases and vessels chartered in on a short-term time charters, we have presented a total of $19.3 million, $19.2 million and $20.1 million of the non-lease component, or service element, under ship operating expenses for 2021, 2020 and 2019, respectively.

Furthermore, we are committed to making rental payments under operating leases for office premises. A lease expense of $0.5 million and $0.5 million is recorded in Administrative expenses in the Consolidated Statement of Operations for 2021 and 2020, respectively.

Our right of use assets for long-term operating leases were as follows:

(in thousands of $)	SFL Leases	Golden Hawk Lease	Admiral Schmidt and Vitus Bering Leases	Office Leases	Total
Balance as of December 31, 2019	23,973	2,803	25,417	2,660	54,853
Additions	—	—	10	133	143
Amortization	(1,918)	(1,042)	(4,504)	(570)	(8,034)
Impairment	(8,054)	(607)	(15,562)	—	(24,223)
Balance as of December 31, 2020	14,001	1,154	5,361	2,223	22,739
Additions and modification	—	3,240	—	229	3,469
Amortization	(1,820)	(1,013)	(3,053)	(357)	(6,243)
Impairment	—	—	—	—	—
Balance as of December 31, 2021	12,181	3,381	2,308	2,095	19,965

The amortization of right of use assets relating to leased vessels is presented under charter hire expenses in the statement of operations. The amortization of right of use assets relating to office leases is presented under administrative expenses in the statement of operations.

In 2021, we recorded no impairment of right of use assets for operating leases. In 2020, we recorded a total of $24.2 million in impairment of right of use assets for operating leases. The loss recorded is equal to the difference between the carrying value of right of use assets and estimated fair value of the leased assets following an impairment review that was triggered by impairment indicators identified in the first quarter of 2020.

Our lease obligations for long-term operating leases were as follows:

(in thousands of $)	SFL Leases	Golden Hawk Lease	Admiral Schmidt and Vitus Bering Leases	Office Leases	Total
Balance as of December 31, 2019	21,070	7,224	25,417	2,676	56,387
Additions	—	—	—	—	—
Repayments	(2,511)	(2,477)	(8,947)	(437)	(14,372)
Foreign exchange translation	—	—	—	22	22
Balance as of December 31, 2020	18,559	4,747	16,470	2,261	42,037
Additions	—	—	—	—	—
Repayments	(2,667)	(4,357)	(9,294)	(201)	(16,519)
Modification	—	3,240	—	—	3,240
Foreign exchange translation	—	—	—	9	9
Balance as of December 31, 2021	15,892	3,630	7,176	2,069	28,767
Current portion	2,537	3,630	7,176	517	13,860
Non-current portion	13,355	—	—	1,552	14,907

Charter hire and office rent expense
The future minimum operating lease expense payments under our non-cancelable fixed rate operating leases as of December 31, 2021 are as follows:

(in thousands of $)
2022	14,995
2023	3,369
2024	3,370
2025	3,289
2026	2,809
Thereafter	4,769
Total minimum lease payments	32,601
Less: Imputed interest	(3,834)
Present value of operating lease liabilities	28,767

The future minimum operating lease expense payments are based on the contractual cash outflows under non-cancelable contracts. The charter hire expense recognition is based upon the straight-line basis.

As of December 31, 2021, the future rental payments include $2.2 million (2020: $2.6 million) in relation to office rent costs and $30.4 million (2020: $45.3 million) in relation to charter hire costs for leased in vessels.

Total expense for operating leases reflected as charter hire expense was $81.7 million in 2021 (2020: $29.0 million, 2019: $66.0 million), which included $62.4 million for short-term leases (2020: $23.5 million). Total cash paid in respect of operating leases was $88.4 million in 2021 (2020: $35.7 million). The weighted average discount rate in relation to our operating leases was 5.36% and 5.20% for 2021 and 2020, respectively. The weighted average lease term was 4.5 and 4.4 years in 2021 and 2020, respectively.

Rental income
As of December 31, 2021, we leased out eight vessels on fixed time charter rates (2020: eight vessels) and 26 vessels (2020: 18 vessels) on index-linked time charter rates to third parties with initial periods ranging between one year and ten years. All of these leases are classified as operating leases.

The future operating lease receipts under our operating leases as of December 31, 2021 are as follows:

(in thousands of $)
2022	31,494
2023	2,261
2024	—
2025	—
2026	—
Thereafter	—
33,755
An index-linked rate in time charter operating leases usually refers to freight rate indices issued by the Baltic Exchange, such as the Baltic Capesize Index and the Baltic Panamax Index, and as such essentially these contracts are operating in the spot market. Index-linked time charter rate operating leases in the table above are included at the minimum rate level of zero.

As of December 31, 2021, the cost and accumulated depreciation of the 34 vessels which were leased out to third parties, were $1,637.3 million and $308.1 million, respectively.
As of December 31, 2020, the cost and accumulated depreciation of the 26 vessels which were leased out to third parties, were $1,258.4 million and $198.5 million, respectively.
IMPAIRMENT OF RIGHT OF USE ASSETS	IMPAIRMENT OF RIGHT OF USE ASSETSNo impairment losses were recorded in 2021. In 2020, we recorded an impairment loss of $94.2 million related to our leased vessels. Based on impairment tests performed as of March 31, 2020 on an asset by asset basis, estimated undiscounted cash flows expected to be earned by each of our leased vessels over the remaining lease term were below carrying value of the vessels, and we have adjusted the carrying value of the leased vessels to the fair value of the leased vessels. The impairment consisted of $70.0 million related to seven vessels on financial lease from SFL and $24.2 million related to four vessels on operating leases. FINANCE LEASES
As of December 31, 2021, we held seven vessels under finance lease (December 31, 2020: seven vessels). With reference to Note 11, "Operating Leases", seven of the eight Capesize charters with SFL were amended in December 2019 and resulted in a lease modification whereby these seven leases were remeasured and re-classified to finance leases as of December 31, 2019. The daily time charter rate for vessels classified as finance lease was $19,135 in 2021, of which $7,000 is for operating expenses (including drydocking costs) up until the second quarter of 2022 when the daily time charter rate will be reduced to $16,435 until June 30, 2025. Subsequently, the daily time charter rate will be reduced to $14,900 until the expiration of the contracts. For the calculation of the profit share element and payment structure, refer to Note 11, "Operating Leases". The average daily rate was calculated to be $19,024 for finance leases in 2021 and there was $9.8 million in profit share for all eight SFL vessels in 2021 ($37.9 thousand and $0.8 million in 2020 and 2019, respectively). Contingent or variable lease expense for the eight SFL leases was recorded in 2021 as interest expense of $2.0 million. In 2020 and 2019 we recorded the variable lease expense of $0.7 million and $1.2 million, respectively. The profit share mechanism has not been adjusted with the increased rate. For a description of purchase options, refer to Note 11, "Operating Leases". The lease term for these vessels has been determined to be 13 years.

Our right of use asset for our finance leases were as follows:

(in thousands of $)
Balance as of January 1, 2020	193,987
Additions	6,430
Depreciation	(16,928)
Impairment	(70,009)
Balance as of December 31, 2020	113,480
Additions	—
Depreciation	(14,945)
Impairment	—
Balance as of December 31, 2021	98,535

In 2020, we recorded a total of $70.0 million in impairment of right of use assets for vessels under finance leases. The loss recorded is equal to the difference between the carrying value of right of use assets and estimated fair value of the leased assets following an impairment review that was triggered by the negative market developments in the start of 2020.

Our lease obligations for our finance leases were as follows:

(in thousands of $)
Balance as of January 1, 2020	168,708
Additions	17,500
Repayments	(44,368)
Interest expense on obligations under finance lease	9,365
Balance as of January 1, 2021	151,205
Additions	—
Repayments	(32,237)
Interest expense on obligations under finance lease	8,762
Balance as of December 31, 2021	127,730
Current portion	21,755
Non-current portion	105,975

The weighted average discount rate in relation to our SFL finance leases was 6.3% and the weighted average lease term was 6.6 years as of December 31, 2021. The weighted average discount rate was 6.3% and the weighted average lease term was 7.6 years as of December 31, 2020.

The outstanding obligations under finance leases as of December 31, 2021 are payable as follows:

(in thousands of $)
2022	29,061
2023	24,484
2024	24,553
2025	22,551
2026	20,617
Thereafter	32,977
Minimum lease payments	154,243
Less: imputed interest	(26,513)
Present value of obligations under finance leases	127,730
With regard to the eight SFL Capesize vessels, we have a purchase option of $112 million en-bloc in 2025. If such option is not exercised, SFL will have the option to extend the charters by three years at $14,900 per day. Our lease obligation is secured by the lessor's title to the leased asset.